UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd.
 Eagan, Minnesota, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, no par value	DYNT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, Dynatronics Corporation (the "Company") entered into a Change in Control Agreement (the "Agreement") with Brian Baker, the Company's President and CEO.  Under the terms of the Agreement, if a Change in Control (as defined in the Agreement) occurs during the term of Mr. Baker's employment with the Company, Mr. Baker will receive a lump-sum cash payment in an amount equal to two and one-half times (2.5x) his then current base salary within 10 business days following the occurrence of the Change in Control.

Mr. Baker is not entitled to an excise tax gross-up payment with respect to Section 280G of the Internal Revenue Code of 1986 ("Section 280G"). Instead, the Agreement provides for a "best net" approach, whereby applicable benefit payments are limited to the threshold amount under Section 280G if it would be more favorable to Mr. Baker on a net after-tax basis than receiving the full benefit payments and paying the excise taxes.

The term of the Agreement commenced March 20, 2024 and will continue in effect until the earlier of (a) March 20, 2025, (b) the Company's (or its successor's) satisfaction of all of its obligations under the Agreement, and (c) mutual termination of the Agreement by the Company and Mr. Baker.

The foregoing description of the Agreement is a summary, is not intended to be complete, and is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 10.1, which is incorporated herein by reference.

(d) Exhibits

Exhibit	Description
10.1	Change in Control Agreement between Dynatronics Corporation and Brian D. Baker dated March 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2024	DYNATRONICS CORPORATION

	By:	/s/ Brian D. Baker
	Name:	Brian D. Baker
	Title:	President and Chief Executive Officer